DATUM ONE SERIES TRUST
PROSPECTUS
July 29, 2022
(as revised February 24, 2023)
POLAR CAPITAL EMERGING MARKET STARS FUND
POLEX
(the “Fund”)

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SUMMARY INFORMATION ABOUT THE FUND
Polar Capital Emerging Market Stars Fund
(the “Fund”)
Ticker: POLEX
Investment Objective
The Fund’s investment objective is to achieve long term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.
Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%
Distribution (Rule 12b‑1) Fees	None
Other Expenses	3.70%
Total Annual Fund Operating Expenses	4.70%
Fee Waivers and Expense Reimbursements(1)	-3.70%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%

(1)
Polar Capital LLP (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, and expenses associated with the investments in underlying investment companies) exceed 1.00% of the average daily net assets of the Fund through July 31, 2023. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board of Trustees (the “Board”) or upon termination of the Investment Management Agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one‑year period and the first year of the three, five and ten‑year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$102	$1,083	$2,069	$4,561

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.
During its most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund will seek to achieve its investment objective by primarily investing in a portfolio of equity securities and equity related securities of, or relating to, companies which are domiciled, or exercise the predominant part of their economic activity, in developing capital markets (“Emerging Markets”).
Under normal market conditions, the Fund invests at least 80% of its net assets for investment purposes in equity securities of issuers located in Emerging Markets countries. The Fund considers an issuer to be located in an Emerging Markets country if at least 50% of the issuer’s assets, gross revenues or profits during the most recent fiscal year represents assets or activities located in such countries. Emerging Markets refers to any country represented in the MSCI Emerging Markets Index.
The securities in which the Fund will invest will include shares, equities, equity warrants, preferred shares, shares in collective investment schemes with investment policies that are consistent with the Fund’s investment objective (including European Undertakings for the Collective Investment in Transferable Securities or Alternative Investment Funds, shares of U.S. mutual funds, or other exchange traded funds) and securities convertible into shares.
The Fund will invest in and have direct access to China A shares listed on the Shanghai Stock Exchange (“SSE”) via the Shanghai-Hong Kong Stock Connect and Shenzhen‑Hong Kong Stock Connect Schemes (collectively, “Connect Scheme”). The Fund may indirectly gain access to China A Shares by purchasing equity-related instruments, participation notes and participatory certificates.
The Fund may also invest in global, American and European depository receipts for the purpose of gaining exposure to underlying equity securities.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in futures, forwards, options, contracts for difference, swaps and securities with embedded derivatives or elements of derivative exposure including, but not limited to, equity warrants and structured notes, such as P‑Notes (which will not be leveraged).
The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes or to reduce portfolio risk. The Fund may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities.
Securities with embedded derivatives or elements of derivative exposure, such as equity warrants and structured notes such as P‑Notes (which will not be leveraged) may be used to gain exposure to underlying equity or equity related securities as a more efficient and cheaper alternative to direct investment in that security.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments in Emerging Markets. The Fund’s investments in derivatives and other synthetic instruments (such as Participatory Notes and American Depository Receipts) that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
In evaluating investments for the Fund, the Adviser expects to take into account environmental, social and/or governance (“ESG”) factors. The Adviser may give various ESG factors equal consideration or may focus on one or more of those factors as it considers appropriate. ESG Factors will only be one consideration in the Adviser’s evaluation of any potential investment, and the effect of ESG factors on the Adviser’s decision whether to invest in any case will vary depending on the judgement of the Adviser.

Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Adviser and there is no guarantee that the Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. Each risk summarized below is considered to be a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Risks Associated with Investing in Equities. The Fund may invest in equity and equity-related securities traded on recognized stock exchanges and over‑the‑counter markets. Equity securities will be subject to risks associated with such investments, including fluctuations in market prices, adverse issuer or market information and the fact that equity and equity-related interests are subordinate in the right of payment to other corporate securities, including debt securities. The value of these securities varies with the performance of the respective issuers and movements in the equity markets generally. As a result, the Fund may suffer losses if it invests in equity securities of issuers where performance falls below market expectations or if equity markets in general decline or the Fund has not hedged against such a general decline. Futures and options on futures on equity securities and indices are subject to all the foregoing risks, in addition to the risks particularly associated with futures and derivative contracts.
ESG Investing Risk. The Fund’s consideration of environmental, social and/or governance factors as part of its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such factors in their strategy or investment processes. Additionally, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. Incorporating ESG factors into investment decision making is qualitative and subjective by nature, and there is no guarantee that the factors considered by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Adviser’s assessment of a company’s ESG practices may change over time.
Risks Associated with Investing in Emerging Markets. The Fund’s investments in non‑U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. The Public Company Accounting Oversight Board, which regulates auditors of U.S. companies, is unable to inspect audit work papers in certain foreign countries. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.
Investment in China: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through Stock Connect program. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, the quality of financial information may vary and the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries, including China, (x) greater political, economic, social, legal and tax‑related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Stock Connect Investing Risk. China “A Shares” are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen‑Hong Kong Stock Connect programs. The Fund will invest in A Shares listed and traded on the SSE or Shenzhen Stock Exchange (“SZSE”) through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.
The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE or the SZSE becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, and counterparty risk.
Market Risk. The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.
Liquidity Risk. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’s ability to respond to market movements may be impaired and the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.
Counterparty and Third-Party Risk. Transactions involving a counterparty (including a clearing member or clearing house through which the Fund holds a derivative position) to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income or gains for shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.
Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that the personnel of the Adviser will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.
Risks Associated with Non‑Diversification. The Fund is non‑diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.
Risks Associated with Changes to Non‑U.S. Tax Laws. Fund investors should also consider the possibility of changes to non‑U.S. tax laws and regulations (including potential retroactive changes) which may adversely affect certain investments made by the Fund, including as a result of the Action Plan on Base Erosion and Profit Shifting (“BEPS”), which has been developed with the aim of securing revenue by realigning taxation with economic activities and value creation by creating a single set of consensus based international tax rules. As part of the BEPS project, it is anticipated that new rules dealing with the operation of double tax treaties, the definition of permanent establishments, interest deductibility and how hybrid instruments and hybrid entities are taxed will have been and continue to be introduced. To facilitate implementation of the BEPS project, the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting has modified, and continues to modify, a wide range of double tax treaty provisions. In addition, the European Council’s Anti‑Tax Avoidance Directive addresses many of the same issues. These initiatives could adversely affect the Fund or certain or all Fund investors, including but not limited to causing additional reporting and disclosure obligations for Fund investors. In addition, there may be changes in the tax laws or interpretations of tax laws in jurisdictions in which the Fund, and/or any entity owned directly or indirectly by the Fund, are established, are operating, are managed, are advised, are promoted or are investing, or in which Fund investors are resident, that are adverse to the Fund, and/or any entities owned directly or indirectly by the Fund and/or the Fund investors. Changes to taxation treaties or interpretations of taxation treaties between one or more such jurisdictions and the countries through which the Fund and/or any entities owned directly or indirectly by the Fund hold investments or in which a Fund investor is resident or the introduction of, or change to, EU Directives (including but not limited to the Anti‑Tax Avoidance Directives) may adversely affect the ability of the Fund and/or any entities owned directly or indirectly by the Fund to efficiently realize income or capital gains. Consequently, it is possible that the Fund and/or any entities owned directly or indirectly by the Fund may face unfavorable tax treatment in such jurisdictions that may materially adversely affect the value of the investments held by the Fund and/ or any entities owned directly or indirectly by the Fund or the feasibility of making investments in certain countries.
Participatory Notes Risk. An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non‑U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
Currency Risk. The currencies in which investments are denominated may be unstable, may be subject to significant depreciation and may not be freely convertible.
Custody Risk. In a limited number of markets, particularly in emerging economies, where a no failed trade policy is standard market practice, assets may be assigned, transferred, exchanged or delivered without the prior approval of the Depositary or its agent. Once a sale order is placed in relation to assets of the Fund, by virtue of the operation of the settlement system within those markets, those assets will automatically move from custody of the Depositary without the need for the prior approval of the Depositary. Where this occurs the consideration for those assets is remitted to the entity releasing the assets.
Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
Because of these and other risks, you could lose money by investing in the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information
The following bar chart and performance table below provide some indication of the risks of an investment in the Fund by comparing the Fund’s average annual returns with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Current performance information is available at no cost by calling (800) 806‑1112 (toll free) or (312) 557‑3164.

Best Quarter: Q2 2021	6.35%
Worst Quarter: Q3 2021	-5.97%
The Fund’s fiscal year end is March 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through March 31, 2022 was ‑14.58%
Average Annual Total Returns for the Periods ended December 31, 2021
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares in tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

	1 Year	Since Inception[1]
Return Before Taxes	-0.27%	-0.47%
Return After Taxes on Distributions	-1.52%	-1.72%
Return After Taxes on Distributions and Sale of Funds Shares	0.01%	-0.78%
MSCI Emerging Markets Index (reflects no deductions for fees or expenses)*	-2.54%	-2.37%

1	The Fund’s inception date was December 30, 2020.
*	Index returns shown are net of withholding taxes.

Management of the Fund
Investment Adviser
Polar Capital LLP is the Fund’s investment adviser.
Portfolio managers
Jorry Rask Nøddekær is a Lead Fund Manager with the Adviser and has served as the lead portfolio manager of the Fund since its inception.
Naomi Waistell is a Fund Manager with the Adviser and has served as a portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by writing to us at:
Standard
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Overnight
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S Wabash,
Attn: Funds Center Floor 38
Chicago, IL 60604
or by calling us at 800‑806‑1112 (toll free) or 312‑557‑3164.
Purchase Minimums
Minimum Initial Investment: $5,000
Minimum Additional Investment: No Minimum
The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Adviser and the Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as an IRA or 401(k) plan. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.
In addition, brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund and/or its related companies for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective of the Fund
Polar Capital Emerging Market Stars Fund: The Fund’s investment objective is to achieve long term capital growth.
Principal Investments and Strategies of the Fund
This section, together with the sections entitled “Additional Information about the Fund’s Principal Risks” and “Information about the Fund’s Non‑Principal Investment Strategies” provides more detailed information regarding the Polar Capital Emerging Market Stars Fund (the “Fund”), including the Fund’s investment strategies and principal risks.
The Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Section of this prospectus. The investment objective of the Fund is not fundamental and may be changed at any time by the Board of Trustees without shareholder approval. The Fund has adopted an 80% investment policy under Rule 35d‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not change such policy as it is stated in the Fund’s Fund Summary unless it provides shareholders with the notice required by Rule 35d‑1, as it may be amended or interpreted by the SEC from time to time.
Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The portfolio managers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment.
This section provides additional information about the principal investment strategies utilized by the Fund. Pending investment in securities and other investments that meet the Fund’s investment objective and policies, the proceeds of the offering of shares of the Fund, including from large subscriptions, may be invested in high quality, short-term securities, including liquidity and cash management funds, or may remain un‑invested temporarily, potentially limiting the Fund’s total return and its ability to achieve its investment objective.
Investment Process for the Fund
The portfolio managers’ investment approach focuses primarily on fundamental bottom‑up stock selection with top‑down macro-economic research and analysis. The portfolio managers have identified three primary elements of their bottom‑up analysis (growth areas, economic value add creation factors, and economic value add valuation) and three primary elements of their sustainability delta analysis (impact on progress, material ESG issues, and business ethics), each of which may be graphically represented in the points of a star. The portfolio managers may give various elements equal consideration or may give greater weight to one or more elements as they consider appropriate.
Top down analysis. The portfolio managers seek to identify growth opportunities by looking at global growth expectations, demand drivers, supply drivers (including those which impact changes in supply), macroeconomic trends (such as social demographic trends, monetary and fiscal policy, government models, and competitiveness) and factors impacting company valuations to establish a dynamic understanding of the economic backdrop to the investment universe.
Bottom up analysis. The portfolio managers’ research efforts are directed towards detailed analysis of a company’s specific strategic position and opportunities within its industry with a view to establishing its potential for future Economic Value Added (“EVA”). EVA is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit as it attempts to capture the true economic profit of a company. The portfolio managers look to identify companies that, in their view, have the capability to generate a high, and growing, level of EVA in the future (identified over the medium to long term investment horizon).
Having assessed a company’s opportunity for growth, its competitive position and its potential to create EVA, the portfolio managers uses a proprietary valuation model to identify its expected level of future EVA creation and its expected market value in relation to its current price.
Sustainability. In addition to the fundamental financial and qualitative analysis described above, the portfolio managers also evaluate risks and opportunities from an Environmental, Societal and Governance (“ESG”) perspective.
The portfolio managers consider three specific ESG areas of a company’s profile: the company’s “Impact on Progress” to sustainable economic development, the company’s exposure to “Material ESG Issues” and the company’s “Business Ethics.” Taken together, the scores on these areas are used to analyze both the current position and expected future direction of a company’s ESG profile.

Impact on Progress: The portfolio managers examine how a company impacts economic development by driving economic growth and productivity and/or through the company’s use of natural resources. The Adviser also evaluates the company’s impact on human capital development through its longer-term strategic focus and capital allocation.
Material ESG Issues: The portfolio managers analyze how a company manages its ESG exposures deemed material by the portfolio managers. For the ‘Environmental’ and ‘Social’ categories, the portfolio manager evaluates factors specific to the company’s industry and for the ‘Governance’ category, the Adviser evaluates a company against industry-agnostic system factors.
Business Ethics: The portfolio managers analyze whether they believe a company acts with integrity, competes fairly and is open and honest with its stakeholders.
Sustainability Delta: By combining the company’s scores in each of the three areas identified above, the portfolio managers give the company a “Sustainability Delta” rating for both its current level of sustainability and its expected future sustainability direction. The portfolio managers define an “improving company” as one where the company’s future direction Sustainability Delta score is higher than its current level Sustainability Delta Score. The portfolio managers integrate the Sustainability Delta scores into its financial valuation models to understand how the portfolio managers believe company’s ESG profile impacts its ability to deliver attractive profitability over the long term. The portfolio managers monitor Sustainability Delta scores for all companies held in the portfolio on an ongoing basis (as well as prior to investment) and will update the Sustainability Delta scores on an event-driven basis. If an investee company’s Sustainability Delta profile significantly deteriorates during the holding period, the portfolio managers will generally engage with the company in the first instance to better understand the materiality of the related risks and management’s strategic direction.
Corporate Governance: The portfolio managers view stakeholder alignment as an important part of its investment analysis. The management of a company’s corporate governance is assessed in detail with reference to four key areas: management incentives, board effectiveness, ownership and control, and accounting practices.
Exclusions: The portfolio managers adhere to the Norges Bank exclusion list (which can be found at https://www.nbim.no/en/the‑fund/responsible‑investment/exclusion‑of‑companies), which comprises a list of companies which are, or have been involved, with severe environmental or social controversies. All companies on this list are entered into control systems which prevent the Fund from making investments in companies on the list at time of investment. The exclusion list is updated on an ongoing basis. In addition, the portfolio managers’ fundamental process may indirectly exclude companies that have a negative impact on long-term societal progress. This is considered in the evaluation of the company’s “Impact on Progress” and “Business Ethics.” Further, the portfolio managers utilize sector-based exclusions to avoid companies involved in activities deemed by the portfolio managers to be unacceptable or controversial from an environmental, societal and/or governance perspective. These include exclusions on all companies that derive more than five percent of their revenue from alcohol, gambling, tobacco, adult entertainment and armaments. The Fund’s fossil fuel exclusion stipulates zero tolerance on any investment into coal operations and does not allow investment in companies with more than five percent of revenue from oil exploration and production.
Sell Disciplines. While the portfolio managers’ investment philosophy dictates a long-term investment horizon, the reasons for holding a stock are constantly reviewed and the portfolio managers maintain a strict sell discipline in order to manage overall Fund risk. The portfolio managers typically look to sell stocks primarily for one of the following reasons: (i) the stock has become over-valued; (ii) management disappointment – either in terms of poor results or a change in strategy; (iii) changes in fundamentals – either at corporate, sector or country level; (iv) better opportunities identified elsewhere on a relative basis, or (v) where a company is involved in a negative material ESG incident which compromises the integrity of the business and potentially its ability to generate long-term sustainable EVA, or the portfolio managers’ comfort with the company as a corporate citizen.
Additional Information About the Fund’s Principal Investment Strategies
Temporary Investments and Other Measures. The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its total assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio managers believe that pursuing the Fund’s investment objective will subject the Fund to a significant risk of loss. When the portfolio managers pursue a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.
As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest-bearing U.S. dollar denominated securities pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.
Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the “SAI”) for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.
Additional Information About the Fund’s Principal Risks
Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the portfolio managers can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund’s principal investment strategies. However, the portfolio managers may also use investment techniques or make investments in securities that are not a part of the Fund’s principal investment strategies.
The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The discussions below expand on the risks identified in the Fund’s summary section of the prospectus as “principal risks.” Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund. It is possible to lose part or all of your money on an investment in the Fund.
Risks Associated with Investing in Emerging Markets
Economic and Political Factors: Investments in securities of issuers located in emerging market countries involve special considerations and risks, including the risks associated with high rates of inflation, the limited liquidity and relatively small market capitalization of the securities markets in emerging market countries, relatively higher price volatility and large amounts of external debt and political, economic and social uncertainties, including the possible imposition of exchange controls or other foreign governmental laws or restrictions which may affect investment opportunities. In addition, with respect to certain emerging market countries there is the possibility of political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual emerging market country economies may differ favorably or unfavorably from the economies of developed nations in such respects as growth of gross national product, rates of inflation, capital investments resources and self-sufficiency and the balance of payments position.
The economies of some emerging market countries have experienced considerable difficulties in the past. Although in certain cases there have been significant improvements in recent years, many such economies continue to experience significant problems, including high inflation and interest rates. Inflation and rapid fluctuations in interest rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The development of certain emerging market economies and securities markets will require continued economic and fiscal discipline, which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S. and by world prices for oil and other commodities. There is no assurance that economic initiatives will be successful. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries.
Market Liquidity and Volatility: The securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States and Europe. A limited number of issuers in most, if not all, securities markets in emerging market countries may represent a disproportionately large percentage of market capitalization and trading volume. Such markets may in certain cases, be characterized by relatively few market makers, participants in the market being mostly institutional investors including insurance companies, banks, other financial institutions and investment companies. The listed equity securities of many companies in many emerging markets are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of the Organization for Economic Cooperation and Development (“OECD”) countries—an association of 37 member countries in Europe, the Americas and the Pacific. Government supervision and regulation of many emerging markets and of quoted companies is also less developed than in many OECD countries. In addition, there may be a high measure of legal uncertainty concerning the rights and duties of market participants as compared to investments made through securities systems of established markets.
The combination of price volatility and the less liquid nature of securities markets in emerging market countries may, in certain cases, affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so, and consequently may have an adverse impact on the investment performance of the Fund.

Information Standards: In addition to their smaller size, lesser liquidity and greater volatility, securities markets in emerging markets are less developed than the securities markets in the U.S. and Europe with respect to disclosure, reporting and regulatory standards are less publicly available information about the issuers of securities in these markets than is regularly published by issuers in the United States and Europe. Further, corporate laws regarding fiduciary responsibility and protection of stockholders may be considerably less developed than those in the United States and Europe. Issuers in emerging market countries may not be subject to the same accounting, auditing and financial reporting standards.
Custody Risk: In a limited number of markets, particularly in emerging economies, where a no failed trade policy is standard market practice, assets may be assigned, transferred, exchanged or delivered without the prior approval of the Depositary or its agent. Once a sale order is placed in relation to assets of the Fund, by virtue of the operation of the settlement system within those markets, those assets will automatically move from custody of the Depositary without the need for the prior approval of the Depositary. Where this occurs the consideration for those assets is remitted to the entity releasing the assets.
Currency Risk: the currencies in which investments are denominated may be unstable, may be subject to significant depreciation and may not be freely convertible.
Risks Associated with Investments in the Peoples Republic of China (“China” or “PRC”)
Political and/or Regulatory Risk: The value of the Fund’s assets may be affected by political and regulatory uncertainties such as international and Chinese political developments and changes in governmental policies in areas including taxation, foreign investment, currency repatriation, currency fluctuation and foreign exchange control. In addition, there is a greater degree of governmental involvement in and control over the economy in mainland China than in more developed markets. The Chinese Government exerts considerable influence on the development of the Chinese stock market. From time to time, official measures may be taken that affect listed companies and their market prices in China and overseas. In addition, the fiscal and monetary system of China is underdeveloped relative to Western countries and this may affect the stability of the economy and its financial markets.
Legal and/or Accounting Risk: The legal system in mainland China is still in a developmental stage. Although a legal framework is in place to govern companies and the securities markets, the interpretation and enforcement of laws involve significant uncertainty. It should be noted that the legal infrastructure and accounting, auditing and reporting standards in China and other markets in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in more developed countries. In particular, the laws governing insolvency and shareholder protection in mainland China are significantly less developed than in established jurisdictions.
Liquidity Risk: The substantially smaller size and lower trading volumes of the markets for Chinese equity and debt securities compared to equity and debt securities in companies on more developed securities markets may result in a potential lack of liquidity and increased volatility.
This may affect the price at which the Fund may liquidate positions to meet redemption requests or other funding requirements. In particular, investors should expect that investment in Chinese companies registered with the SSE and the SZSE may be highly volatile.
Market Risk: Investors should be aware of the risks associated with investing in emerging markets such as mainland China. The securities of companies in which the Fund may invest are exposed to the risks of high rates of inflation, high interest rates, currency depreciation and fluctuation and also changes in taxation legislation and interpretation that may affect the Fund’s income and the value of investments.
Many of the PRC economic reforms are unprecedented or experimental and are subject to adjustment and modification, and such adjustment and modification may not always have a positive effect on foreign investment.
PRC Tax: As a result of investing in securities of Chinese companies, the Fund may be subject to withholding and other taxes imposed by the PRC government. Under the prevailing PRC tax policy, there are certain tax incentives available to foreign investment. There can be no assurance, however, that the aforesaid tax incentives will not be abolished in the future.
It is possible that the current tax laws, regulations and practice in the PRC will change, including possibly with retroactive effect, and that such changes may result in higher or lower taxation on PRC investments than currently contemplated.
Developmental State of the Chinese Stock Markets: China A shares are securities that are listed and traded on the SSE and/or the SZSE and are denominated and traded in RMB. The Shenzhen and Shanghai stock markets were established in April 1991 and July

1991 respectively and should be regarded as developing stock markets. The Shanghai stock market may be subject to periods of high price volatility, illiquidity, settlement problems and changes in government policy or regulation.
The Chinese government has issued rules allowing qualified foreign institutional investors to invest in China A shares, government bonds, convertible bonds, corporate bonds that are listed on the stock exchanges in the PRC and other financial instruments approved by the China Securities Regulatory Commission. Due to regulatory restraints, the Fund is not currently permitted to invest in China A shares (other than via the Connect Scheme) but it may invest indirectly in the China A share market by purchasing equity-related instruments, participation notes and participatory certificates. Indirect investments in China A shares markets by purchasing equity-related instruments will usually be made in US Dollars and not in RMB. The Fund will be exposed to fluctuations in the exchange rate between U.S. Dollars and RMB.
Accuracy of Information: The quality and limited availability of official data published by the PRC government and government agencies and information on PRC businesses and industries are generally not equivalent to that of more developed countries. Given the inherent uncertainty of the source material, investors should be aware that the accuracy and completeness of statistical data and other factual statements relevant to the PRC contained herein, including information concerning actual and proposed macro-economic, fiscal, legal and other matters, cannot be guaranteed.
Currency Risk: The Net Asset Value per Share will be computed in US Dollars, whereas the Fund will invest some of its assets in securities denominated in RMB. The Net Asset Value of the Fund as expressed in US Dollars will fluctuate in accordance with the changes in the foreign exchange rate between the US Dollar and the RMB. It may not be possible or practicable to hedge against the consequent currency risk exposure and in most instances the Fund will not hedge against such risk. It is not the present intention of the Fund to hedge the currency exposure of the Fund but the Fund reserves the right to do so in the future if it is desirable or practicable.
Custody Risk in respect of Chinese Securities: The custodial and/or settlement systems of some of the Chinese markets or exchanges on which the Fund may invest may not be fully developed, and therefore the assets of the Fund which are traded in such markets and which have been entrusted to sub‑custodians, in circumstances where the use of such sub‑custodians is necessary, may be exposed to risks in circumstances whereby the Custodian will have no liability. Such risks include (but are not limited to): (a) a non‑true delivery versus payment settlement; (b) a physical market, and as a consequence the circulation of forged securities; (c) poor information in regards to corporate actions; (d) registration process that impacts the availability of the securities; (e) lack of appropriate legal/fiscal infrastructure devices; and (f) lack of compensation/risk fund with the central depository.
As mentioned above, custodians or sub‑custodians may be appointed in the Chinese market for the purpose of safekeeping assets in the market. The assets of the Fund may be exposed to custodial risk. For example, in case of the liquidation, bankruptcy or insolvency of a custodian or sub‑custodian, the Fund may take a longer time to recover its assets. In circumstances such as the retroactive application of legislation of and fraud or improper registration of title, the Fund may even be unable to recover all of its assets. The costs borne by the Fund in investing and holding investments in such markets will be generally higher than in organized securities markets.
Variable Interest Entities: To the extent the Fund invests in securities of Chinese issuers, it may also be subject to certain risks and considerations not typically associated with investing in securities of US issuers and potentially to a greater extent than investments in certain other non‑US issuers, including, among others, risks associated with variable interest entities (“VIEs”). In China, foreign ownership of Chinese companies in certain sectors is prohibited. In order to facilitate foreign investment, many Chinese companies have established shell companies that enter into contractual arrangements with Chinese VIEs that allow foreign investors, such as the Funds, through the use of contractual arrangements, to both exert a degree of influence and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted, US investors, including Funds that invest directly or indirectly in VIEs, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.
Risks associated with the Connect Scheme
The Fund will invest in China A shares via the Connect Scheme. The Connect Scheme is subject to quota limitations which may restrict the Fund’s ability to invest in China A shares through the Connect Scheme on a timely basis and as a result, the Fund’s ability to access the China A share market may be adversely affected.
Trading under the Connect Scheme is subject to the Daily Quota. The Daily Quota may change and consequently affect the number of permitted buy trades on the Northbound Trading Link (i.e. non‑Mainland investor market access channel). The Fund does not have exclusive use of the Daily Quota and such quota is utilized on a “first come – first served” basis. Therefore, quota limitations may restrict the Fund’s ability to invest in or dispose of SSE Securities and SZSE Securities (together “China Connect Securities”) through the Connect Scheme on a timely basis.
Clearing and Settlement Risk: The Hong Kong Securities Clearing Company (“HKSCC”) and ChinaClear have established the clearing links and each becomes a participant of each other to facilitate clearing and settlement of cross-border trades. For cross-border trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfil the clearing and settlement obligations of its clearing participants with the counterparty clearing house.
The Fund’s rights and interests in China Connect Securities will be exercised through HKSCC exercising its rights as the nominee holder of China Connect Securities credited to HKSCC’s omnibus account with ChinaClear. The relevant measures and rules in relation to the Connect Scheme generally provide for the concept of a “nominee holder” and recognize the investors including the Fund as the “beneficial owners” of China Connect Securities.
However, the precise nature and rights of an investor as the beneficial owner of China Connect Securities through HKSCC as nominee is less well defined under PRC law. There is a lack of a clear definition of, and distinction between, “legal ownership” and “beneficial ownership” under PRC law. Therefore, the Fund’s assets held by HKSCC as nominee (via any relevant brokers’ or custodians’ accounts in the Central Clearing and Settlement System (“CCASS”)) may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund.
In the event of a default, insolvency or bankruptcy of a custodian or broker, the Fund may be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets.
In the remote event of any settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any China Connect Securities trades, ChinaClear may deduct the amount of that shortfall from HKSCC’s omnibus account with ChinaClear, such that the Fund may share in any such shortfall.
As previously discussed, HKSCC is the nominee holder of the China Connect Securities acquired by investors. As a result, in the remote event of a bankruptcy or liquidation of HKSCC, the China Connect Securities may not be regarded as the general assets of HKSCC under the laws of Hong Kong, and will not be available to the general creditors of HKSCC on its insolvency. In addition, as a Hong Kong incorporated company, any insolvency or bankruptcy proceedings against HKSCC will be initiated in Hong Kong and be subject to Hong Kong law. In such circumstances, ChinaClear and the courts of mainland China will regard the liquidator of HKSCC appointed under Hong Kong law as the entity with the power to deal with the China Connect Securities in place of HKSCC.
Should the remote event of ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC’s liabilities in Northbound trades under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC will in good faith, seek recovery of the outstanding China Connect Securities and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the Fund may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.
No Protection by Hong Kong Investor Compensation Fund: The Fund’s investments through the Connect Scheme will not be covered by Hong Kong’s Investor Compensation Fund. Therefore, the Fund is exposed to the risks of default of the broker(s) it engages in its trading in China Connect Securities through the Connect Scheme.
Short Swing Profit Rule: According to the PRC Securities Law, a shareholder of 5% or more of the total issued shares of a PRC listed company (“major shareholder”) has to return any profits obtained from the purchase and sale of shares of such PRC listed company if both transactions occur within a six‑month period. In the unlikely event that the Fund becomes a major shareholder of a PRC listed company by investing in China Connect Securities via the Connect Scheme, the profits that the Fund may derive from such investments may be limited, and thus the performance of the Fund may be adversely affected depending on the Fund’s size of investment in China Connect Securities through the Connect Scheme.
Participation in Corporate Actions and Shareholders’ Meetings: HKSCC will keep CCASS participants informed of corporate actions of China Connect Securities. Hong Kong and overseas investors (including the Fund) will need to comply with the arrangement and deadline specified by their respective brokers or custodians (i.e. CCASS participants). The time for them to take actions for some types of corporate actions of China Connect Securities may be as short as one business day only. Therefore, the Fund may not be able to participate in some corporate actions in a timely manner.

Hong Kong and overseas investors (including the Fund) may hold China Connect Securities traded via the Connect Scheme through their brokers or custodians. Where the appointment of proxy/multiple proxies by a shareholder is prohibited by the articles of association of the China Connect Securities, the Fund may not be able to appoint a proxy/multiple proxies to attend or participate in shareholders’ meetings in respect of China Connect Securities
Regulatory Risk and Other China Specific Investment Requirements: Any investments of the Fund through the Connect Scheme will be subject to rules and regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong as well as other regulations applicable to the Connect Scheme including but not limited to trading restrictions, disclosure requirements and foreign ownership limits. The Fund may also be impacted by the right to suspend Northbound Trading Link if necessary for ensuring an orderly and fair market and that risks are managed prudently.
Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under the Connect Scheme, which may affect the Fund’s investments in China Connect Securities.
The rules and regulations, in connection with the Connect Scheme, including the taxation of transactions involving China Connect Securities (see the section entitled “PRC Tax” above), are subject to change, potentially with retrospective effect. There can be no assurance that the Connect Scheme will not be abolished. A fund investing in the PRC markets through the Connect Scheme may be adversely affected as a result of such changes.
Front‑End Monitoring: PRC regulations require that before an investor sells any shares, there should be sufficient shares in the investor’s account; otherwise SSE or SZSE will reject the sell order concerned. The Stock Exchange of Hong Kong (“SEHK”) will carry out pre‑trade checking on China Connect Securities sell orders of its exchange participants (i.e. the stock brokers) to ensure there is no over-selling. If the Fund desires to sell China Connect Securities it holds, it will be required to transfer those China Connect Securities to the respective accounts of its brokers before the market opens on the day of selling (“trading day”) unless its brokers can otherwise confirm that the Fund has sufficient shares in its account. If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings of China Connect Securities in a timely manner.
Alternatively, if the Fund maintains its China A shares with a custodian which is a custodian participant or general clearing participant participating in the CCASS, the Fund may request such custodian to open a special segregated account (“SPSA”) in CCASS to maintain its holdings in China A shares under the enhanced pre‑trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating the Connect Scheme system to verify the holdings of an investor such as the Fund. Provided that there is sufficient holding in the SPSA when a broker inputs the Fund’s sell order, the Fund will only need to transfer China A shares from its SPSA to its broker’s account after execution and not before placing the sell order and the Fund will not be subject to the risk of being unable to dispose of its holdings of China A shares in a timely manner due to failure to transfer China A shares to its brokers in a timely manner.
Differences in Trading Day: The Connect Scheme only operates on days when both the PRC and the Hong Kong stock markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC stock markets but the Fund cannot carry out any trading of the China Connect Securities. The Fund may be subject to a risk of price fluctuations in China Connect Securities during the time when the Connect Scheme is not trading as a result.
Recalling of Eligible Stocks: When a stock is recalled from the scope of eligible stocks for trading via the Connect Scheme, the stock can only be sold but will be restricted from being bought. This may affect the investment portfolio or strategies of the Fund, for example, when the Fund wishes to purchase a stock which has been recalled from the scope of eligible stocks.
Risks associated with the Small and Medium Enterprise Board of the SZSE (“SME Board”) and/or the ChiNext Board: The Fund may invest in the SME Board and/or the ChiNext Board via the Shenzhen‑Hong Kong Stock Connect scheme. Investments in the SME board and/or ChiNext Board may result in significant losses for the Fund and its investors. The following additional risks apply:
Higher fluctuation on stock prices: Listed companies on the SME Board and/or ChiNext Board are usually of emerging nature with smaller operating scale. Hence, they are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the Main Board of the SZSE (“Main Board”).

Over-valuation risk: Stocks listed on SME Board and/or ChiNext Board may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares.
Differences in regulation: The rules and regulations regarding companies listed on ChiNext Board are less stringent in terms of profitability and share capital than those in the Main Board and SME Board.
Delisting risk: It may be more common and faster for companies listed on the SME Board and/or ChiNext Board to delist. This may have an adverse impact on the Fund if the companies that it invests in are delisted.
Risks Associated with Investing in Smaller‑Cap and Mid‑Cap Companies. The prices of securities of smaller‑cap and mid‑cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller‑cap and mid‑cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium‑sized companies are often traded over‑the‑counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.
Risks Associated with Derivative Instruments. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing in more traditional investments. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser. The use of derivative instruments for the Fund may also expose the Fund to a number of specific risks, depending on the nature of the individual transaction, such as the following:
Correlation risk: The value of derivative instruments may be imperfectly correlated to the value of the underlying securities, for example, because of transaction costs and interest rate movements.
Loss of Favorable Performance risk: The use of derivatives to hedge or protect against market risk or to generate additional revenue (for example, by writing covered call options on portfolio securities) may reduce the opportunity to benefit from favorable market movements.
Counterparty exposure and legal documentation risk: The use of OTC derivatives, such as forward contracts, swap agreements and contracts for differences, will expose the Fund to credit risk with respect to the Fund’s counterparty to such transactions and the risk that the legal documentation of the contract may not accurately reflect the intention of the parties and/or that the counterparty may interpret contractual terms differently than the Fund. When the Fund enters into futures transactions or other cleared derivative transactions, it is subject to the counterparty risk of the clearing member and clearing house through which it holds such positions. See “Counterparty and Third Party Risk” and “Collateral Management Risk” below.
Liquidity risk: The Fund may not be able to close out or sell a derivative position at an advantageous price or time. Futures positions may also be illiquid or difficult to close out because of limits imposed by the relevant exchange on daily price movements. The portfolio managers will only enter into OTC transactions with counterparties which are contractually obliged to close out a position on request.
Market risk: Derivative instruments are subject to the general risk that the value of a particular investment or transaction will change in a way detrimental to the Fund’s interests. General economic and capital and credit market conditions may have a significant impact on the Fund’s derivative instruments. Interest rates, fluctuations in the price of assets and increased competition may adversely affect the value of derivative instruments held by the Fund. The prices of exchange traded derivatives, for example, may also be subject to changes in price due to supply and demand factors.
Leverage and volatility risk: When the portfolio managers purchase a security or an option, the risk of the Fund is generally limited to the loss of its investment. In the case of some derivative transactions including certain futures, forwards, swaps, contracts for differences or writing options, the Fund’s liability may be potentially unlimited until the position is closed. Derivatives instruments can create investment leverage and may be highly volatile, and the Fund could lose significantly more than the amount it invests.
Currency Hedging: Currency hedging, which may be undertaken using derivatives, may provide protection to the Fund from adverse currency movements, but may also release or eliminate the benefit of favorable currency movements. There can also be no guarantee that a decision to hedge any currency exposure will be effective or that the portfolio managers will exercise its discretion to hedge any particular currency exposure. In addition, it may be difficult to effectively hedge exposures in certain currencies either at a reasonable cost or on a practical basis.
Regulation risk: Current and future regulation of the derivatives markets and its participants may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives strategies and cause the Fund to lose value. For instance, the U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union, the United Kingdom and various other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements. In addition, Rule 18f‑4 under the 1940 Act governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f‑4 limits a fund’s derivatives exposure through a value‑at‑risk test and requires the adoption and implementation of a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not be subject to the full requirements of Rule 18f‑4. Compliance with the new rule by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. The new rule may limit the Fund’s ability to use derivatives as part of its investment strategy.
Tax Risk: The Fund’s use of derivatives may be subject to one or more special tax rules that may affect the amount, timing and/or character of distributions to shareholders and could result in the realization of additional taxable income or gains for shareholders.
ESG Investing Risk. The Fund’s consideration of environmental, social and/or governance factors as part of its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such factors in their strategy or investment processes. Additionally, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. Incorporating ESG factors into investment decision making is qualitative and subjective by nature; there is no guarantee that the factors considered by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor and it is possible that it will have an adverse effect on a Fund’s performance. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Adviser’s assessment of a company’s ESG practices may change over time. In evaluating a company or issuer in light of ESG factors, the Adviser may consider information and data obtained through voluntary or third-party reporting that may be incomplete or inaccurate. It is possible the companies or issuers identified through the Adviser’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Adviser might have anticipated.
Risks Associated with Investing in Non‑U.S. Securities. Since the Fund principally invests in non‑U.S. securities, the Fund will be subject to risks not typically associated with domestic securities. Non‑U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.
Certain of the risks noted below may also apply to securities of U.S. issuers with significant non‑U.S. operations. Investments in non‑U.S. securities involve the following risks:

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The economies of some non‑U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non‑U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

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Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non‑U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

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The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell non‑U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund’s operations.

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Other non‑U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non‑U.S. government securities, difficulties in enforcing favorable legal judgments in non‑U.S. courts, and political and social instability. Legal remedies available to investors in some non‑U.S. countries are less extensive than those available to investors in the U.S. Many non‑U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund’s non‑U.S. holdings or exposures.

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Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company’s financial condition or otherwise assess a company’s creditworthiness.

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Because there may be fewer investors on non‑U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non‑U.S. securities may be more volatile than prices of securities traded in the U.S.

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Non‑U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•	Changes in currency exchange rates will affect the value of the Fund’s non‑U.S. holdings or exposures.

•	The costs of non‑U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•	International trade barriers or economic sanctions against non‑U.S. countries may adversely affect the Fund’s non‑U.S. holdings or exposures.

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Global economies are increasingly interconnected, which increases the possibilities that conditions in one country, region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union, the euro currency or if other policy changes are made by governments or quasi-governmental organizations.
The Fund may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Global Depositary Notes (“GDNs”), which are certificates evidencing ownership of securities of a non‑U.S. issuer. Depositary receipts may be sponsored by the non‑U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non‑U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.
Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. The Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Fund invests in equity-related instruments it will also be subject to these risks.

The Fund may invest in equity securities of companies that the portfolio managers believe will experience relatively rapid earnings growth (“growth securities”) or that the portfolio managers believes are selling at a price lower than their true value (“value securities”). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the portfolio managers’ assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio managers anticipate.
Counterparty and Third-Party Risk. Transactions involving a counterparty to a derivative or other instrument or transaction (e.g., a repurchase agreement or securities loan), or a third party responsible for servicing the instrument or transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. When the Fund enters into futures transactions or other cleared derivative transactions, it is subject to the counterparty risk of the clearing member and clearing house through which it holds such positions. Counterparty risk is the risk that the issuer, guarantor, counterparty or third party to a particular instrument, investment or transaction becomes unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks.
If a counterparty defaults, the Fund may have contractual remedies, but the Fund may be unable to enforce them. The obligations of counterparties are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract (whether OTC or cleared), the Fund may experience significant delays in obtaining any recovery under the derivative contract, particularly if the counterparty becomes subject to an insolvency, resolution or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty defaults, the Fund may have to participate in legal proceedings involving the counterparty. This could increase the Fund’s operating expenses and decrease its net asset value. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in collateral may not be perfected, additional collateral may not be promptly posted as required, and/or the Fund’s recovery of collateral may be limited by applicable insolvency laws.
The Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities transactions through a broker, dealer, or counterparty to a derivatives transaction, such as a futures commission merchant. If the broker, dealer or other counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could, for example, miss investment opportunities or be unable to dispose of investments it would prefer to sell at favorable times or prices, resulting in losses for the Fund.
Derivatives transactions, especially over‑the‑counter derivatives, involve significant counterparty risk. Those derivative instruments involving high amounts of counterparty risk, include, among others, swaps (including interest rate swaps, total return swaps and credit default swaps), structured notes, forward currency contracts, and over‑the‑counter options contracts. For centrally cleared derivatives, such as cleared swaps, futures and many options the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself. While exchange-traded and centrally cleared derivatives are generally perceived to present less counterparty risk because they are guaranteed by the relevant exchange or clearing house, the Fund is still exposed to counterparty risk, including the fraud or insolvency of the broker, exchange and clearing house through which the transaction is undertaken.
Currency Risk. The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non‑U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The values of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent the Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non‑local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on an issuer’s debt obligations.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.
Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of Emerging Markets in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.
The portfolio managers may, but are not required to, attempt to mitigate (or “hedge”) the risks associated with currency fluctuations by entering into forward, futures and options or other contracts to purchase or sell the currency of denomination of any investment held by the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging.
Valuation Risk. Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, the Fund’s net asset value will be adversely affected. A portion of the Fund’s assets may be valued by the Adviser at fair value pursuant to guidelines approved by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets. Valuation risks may be heightened to the extent that the Fund invests in high yield securities, illiquid securities and derivative instruments because there may be less liquid markets for these instruments or market quotations may not be readily available for them.
Risks Associated with Non‑Diversification. The Fund is non‑diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, The Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.
Information About the Fund’s Non‑Principal Investment Strategies and Risks
Derivatives. Futures, forwards, options, contracts for difference and swaps may be used to hedge against downward movements in the value of the Fund’s portfolio, either by reference to specific securities (i.e. equity or equity related securities) or markets to which the Fund may be exposed. These derivative instruments may also be used to gain or reduce the Fund’s exposure to equity or equity related securities or markets on a short or medium term basis where the portfolio managers believe it is more efficient to use derivatives for this purpose, or to gain indirect exposure to equity or equity related securities where the portfolio managers feel that such use of financial derivative instruments is in the best interests of the Fund.

Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
Risks Associated with Collateral Management. When the Fund enters into a derivative transaction or a securities financing transaction, it will generally be required to post collateral in respect of such transactions. Collateral that the Fund posts to a counterparty or a broker that is not segregated with a third-party custodian may not have the benefit of additional customer-protected “segregation” of such assets. Therefore in the event of the insolvency of a counterparty or a broker, the Fund may become subject to the risk that it may not receive the return of its collateral or that the collateral may take some time to be returned if the collateral becomes available to the creditors of the relevant counterparty or broker. In addition, the Fund is subject to the risk that it will be unable to liquidate collateral provided to it to cover the costs incurred as a result of the counterparty default. The Fund is also subject to the risk of loss resulting from inadequate or failed internal processes, people and systems or from external events.
When cash collateral received by the Fund is re‑invested, the Fund will be exposed to the risk of a failure or default of the issuer of the relevant security in which the cash collateral has been invested.
When collateral is posted to a counterparty or broker by way of a title transfer collateral arrangement or where the Fund grants a right of re‑use under a security collateral arrangement which is subsequently exercised by the counterparty, the Fund will only have an unsecured contractual claim for the return of equivalent assets. In the event of the insolvency of a counterparty, the Fund shall rank as an unsecured creditor and may not receive equivalent assets or recover the full value of the assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. In addition, assets subject to a right of re‑use by a counterparty may form part of a complex chain of transactions over which the Fund or its delegates will not have any visibility or control. Because the posting of collateral is effected through the use of standard contracts, the Fund may be exposed to legal documentation risks such as the contact may not accurately reflect the intentions of the parties, the counterparty may interpret contractual terms differently than the Fund, and/or the contract may not be enforceable against the counterparty in its jurisdiction of incorporation.
Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets. Those events as well as other changes in non‑U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.
Russia Sanctions Risk. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy, are impossible to predict, but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers.
Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund’s Statement of Additional Information (“SAI”).
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. For instructions on how to obtain the SAI, please refer to the back cover of this prospectus. Portfolio holdings information can be reviewed online at www.polarcapitalfunds.com.
MANAGEMENT OF THE FUND
Board of Trustees
The Board of Trustees of Datum One Series Trust, a Massachusetts business trust (the “Trust”), of which the Fund is a separate series, has responsibility for the general oversight of the management of the Fund, including the general supervision of the Adviser and the Fund’s other service providers. The Board of Trustees is not involved in the day‑to‑day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the SAI.
Investment Adviser
Polar Capital LLP is the Fund’s investment adviser and has served as the Fund’s investment adviser since its inception. The Adviser manages assets of approximately $23.08 billion as of June 30, 2022 and, in addition to the Fund, serves as the investment adviser for four investment companies, including Polar Capital Funds plc, Polar Capital Technology Trust plc, Polar Capital Global Healthcare Trust plc, and Polar Capital Global Financials Trust plc. The Adviser is authorized and regulated by the Financial Conduct Authority in the United Kingdom and is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is headquartered at 16 Palace Street, London, SW1E 5JD, United Kingdom. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.
Portfolio Managers
Jorry Rask Nøddekær is the lead portfolio manager at the Adviser responsible for the Fund. Mr. Nøddekær joined the Adviser in June 2018. Prior to joining Polar Capital LLP, he worked at various firms including Nordea Investment Management, Danske Capital, F&C Investment Management, New Star Asset Management and BankInvest Asset Management. Jorry studied at Aarhus University in Denmark where he gained an MSc in Economics and Finance.
Naomi Waistell serves as a portfolio manager of the Fund. Ms. Waistell joined the Adviser in August 2020. From February 2010, she worked at Newton Investment Management where, since September 2014, she was a Portfolio manager on the emerging markets and Asian equity team. Before this, she was a Portfolio manager on their European and global equity teams. Naomi began her career as an associate at Praefinium Partners Investment Management in 2007 before moving to the financial consultancy arm of the Capita Group in 2009. Her specific area of interest and expertise is managing portfolios with an ESG focus.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

INVESTING IN THE FUND
Management Fees
The Adviser receives an annual fee for its services to the Fund. The fee is payable in monthly installments based on the average daily net assets of the Fund. The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the management fee rate to be paid by the Fund as a percentage of the Fund’s average daily net assets.

Management Fee Rate (as % of average daily net assets)
Polar Capital Emerging Market Stars Fund	1.00%
For information regarding the basis for the Board’s approval of the investment advisory relationship of the Fund, please refer to the Fund’s annual shareholder report dated March 31, 2022.
Expense Limitations and Waivers
The Adviser has contractually agreed to waive its fees and/or reimburse the Fund for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that the Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies (as determined under generally accepted principles)) exceed 1.00% of the Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least July 31, 2023, after which the contractual agreement will be automatically extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust or upon termination of the Investment Management Agreement.
Administrator, Distributor, Transfer Agent and Custodian
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides compliance services and financial controls services to the Fund.
Foreside Financial Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101 is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company. The Distributor is a subsidiary of Foreside Financial Group, LLC. See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800‑289‑9999.
Contractual Arrangements
The Trust enters into contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians, transfer agents, shareholder service providers and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended (“third party”) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts against the service providers, either directly or on behalf of the Fund.
This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.

The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value (“NAV”) per share next determined after the order is received.
SHARES
Calculating the Fund’s Net Asset Value (“NAV”)
The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund. The NAV per share is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business.
The Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.
A purchase or redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 806‑1112 (toll free) or (312) 557‑3164 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.
Valuing the Fund’s Assets
The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund is directed by the Board of Trustees to use various approved pricing services and market makers to determine the market value of securities. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. Dollar as provided by an independent pricing service approved by the Board of Trustees.
If market quotations for a security are not readily available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, acting through its Fair Value Committee, is responsible for valuing the Fund’s assets at their fair value according to policies approved by the Board of Trustees.
Other fair value situations could include, but are not limited to: (1) extremely illiquid securities in which there is no trading market and no broker coverage; (2) stale priced securities; (3) securities that may be defaulted or de‑listed from an exchange and are no longer trading; or (4) any other security in which the Adviser, Fund Accountant or Fair Value Committee identify that the current price may not be reliable. If it has been determined that an event that has materially affected the value of the Fund’s securities has taken place, the Fair Value Committee will make a determination of the fair price for the impacted securities according to policies approved by the Board.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which the Fund buys securities may be open on days the U.S. markets are closed, causing the Fund’s

NAV to change even though the Fund is closed. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Pursuant to Rule 2a‑5 under the 1940 Act, the Fund’s Board has designated the Fund’s Adviser through its Fair Valuation Committee as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair valuation determinations. This establishes requirements for determining fair value in good faith for purposes of the 1940 Act.
How to Buy Shares
You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day the Fund is open, subject to certain restrictions described below. The Fund is not widely available outside the United States however, certain U.K.-based investors may be permitted to invest in the Fund. The Fund may accept or reject any purchase order. Your financial consultant, financial intermediary, or institution may charge a fee for its services, in addition to the fees charged by the Fund.
Investors may purchase Fund shares by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail:
Standard
Polar Capital Emerging Market Stars Fund c/o
The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Overnight
Polar Capital Emerging Market Stars Fund c/o
The Northern Trust Company
333 S Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604;
or by calling us at 800‑806‑1112 (toll free) or 312‑557‑3164. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.
Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $5,000. There is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars and made payable to Polar Capital Emerging Market Stars Fund. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for (i) investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Investment Adviser and the Investment Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.
Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Fund in good order or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated above.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. We also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
Shares of the Fund may also be available on certain brokerage platforms. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut‑off time for purchase and redemption requests.
The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser, or their affiliates.
Fund Direct Purchases
You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at (800) 806‑1112 (toll free) or (312) 557‑3164 on days the Fund is open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S. Wabash Avenue

Attn: Funds Center, Floor 38
Chicago, IL 60604

•	You must also call (800) 806‑1112 (toll free) or (312) 557‑3164 on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

To Add to an Existing Account:

•	Call (800) 806‑1112 (toll free) or (312) 557‑3164 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201681000
Shareholder Account #(ex. POL1084FFFAAAAAAA where FFF is the Fund Number and AAAAAA is the account number)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m.
ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.
The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from the Fund
If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail

•	Send a written request to:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:
The number of shares or the dollar amount to be redeemed;
The Fund account number; and
The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) also is required if:
The proceeds are to be sent elsewhere than the address of record, or
The redemption is requested in writing and the amount is greater than $100,000.
By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at (800) 806‑1112 (toll free) or (312) 557‑3164 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call (800) 806‑1112 (toll free) or (312) 557‑3164 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Polar Capital Emerging Market Stars Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.
Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is required if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call (800) 806‑1112 (toll free) or (312) 557‑3164 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. Redemption‑in‑kind proceeds are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. Redemptions are taxable events whether redemption proceeds are paid in cash or in kind. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security distributed in a redemption‑in‑kind.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.
Frequent Purchases and Redemptions of Fund Shares
The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability for shareholders or the Fund. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Fund. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.
The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Payments to Financial Intermediaries
The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.
TAXES
The following discussion is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non‑U.S., state, or local tax consequences. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax adviser.
The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code 1986, as amended (the “Code”) necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation and would adversely affect shareholders’ investment in Fund shares.
Taxation of Fund Distributions
The Fund intends to distribute all, or substantially all, of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments the Fund owned (or is deemed to have owned) for one year or less, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income.
Distributions of investment income made to a non‑corporate shareholder properly reported by the Fund as derived from “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder and the Fund meet certain holding period and other requirements.
Distributions are subject to U.S. federal income taxes as described herein whether received as cash or reinvested in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Distributions may also be subject to state and local taxes.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or other taxable disposition of shares of the Fund.

Dividends declared by the Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.
You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
Redemption or Sale of Fund Shares. Selling or redeeming your Fund shares is a taxable event and may result in the recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” below for information about certain cost basis reporting obligations. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
Taxation of Certain Fund Investments. Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income and similar foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of such foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both). A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. It is anticipated that the Fund will qualify to make such election; however, the Fund cannot be certain that it will be eligible to make such an election for a given year. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax‑advantaged accounts (including those who invest through individual retirement accounts or other tax‑advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
In addition, a Fund’s investments in foreign securities may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Backup Withholding. The Fund is required in certain circumstances to withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding.
Foreign Investors. The Fund, which is offered for sale in the United States, is not widely available outside the United States. The Fund received U.K. filing status on April 19, 2022 and, as such, certain investors located outside of the United States will be permitted to invest in the Fund. Non‑U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Fund.
Foreign shareholders invested in the Fund should consult with their tax advisers as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

UK Offshore Funds Rules. The Fund is within the scope of the UK’s offshore rules contained in Part 8 of the Taxation (International and Other Provisions) Act 2010. Unless the Fund obtains reporting fund status under the Offshore Funds (Tax) Regulations 2009, SI 2009/3001 (as amended) in respect of each relevant period of account, any capital gain arising on a disposal of the Shares could, as an “offshore income gain”, be subject to applicable UK income tax rates, currently at up to 45%, rather than the lower capital gains tax rates.
The Fund has therefore applied for “reporting fund status”. In order to satisfy the conditions for such status, the Fund must comply with annual reporting obligations (to HMRC and UK resident individual investors within the scope of UK income tax) in the form of an annual calculation of “reportable income,” which effectively eliminates capital returns and disallowable expenditure. It should be noted that certain UK shareholders may be subject to ‘dry tax’ charges - with tax payable despite no actual cash receipts - where reportable income, as calculated for the annual reporting obligations, exceeds the amount actually distributed to such UK shareholders.
It cannot be guaranteed that reporting fund status will be maintained in respect of any relevant period of account. In particular, the Fund may lose its status as a reporting fund in the event that a material breach of the reporting regime occurs (for example, if the Fund does not report its annual “reportable income” as required.
Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires the Fund to report to you and the IRS the cost basis and certain other related tax information on the sale of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Please consult your tax adviser to determine which available cost basis method is best for you.
Special tax rules apply to investments through defined contribution plans and other tax‑qualified plans or tax‑advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
Please see the SAI for further information regarding certain U.S. federal income tax consequences of an investment in the Fund.
You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
ACCOUNT POLICIES
Important Notice Regarding Delivery of Shareholder Documents. The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at (800) 806‑1112 (toll free) or (312) 557‑3164 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
Notice Regarding Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at (800) 806‑1112 (toll free) or (312) 557‑3164 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

FINANCIAL HIGHLIGHTS
The following financial highlights are intended to help you understand the financial performance of the Fund since its inception. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund.
The information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available, without charge, upon request.
POLAR CAPITAL EMERGING MARKET STARS FUND FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding Throughout The Period

	Year Ended March 31, 2022	Period Ended March 31, 2021(a)
Per share operating performance:
Net asset value, beginning of period	$10.08	$10.00

Income from investment operations:
Net investment loss(b)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investment securities	(1.52)	0.10

Total from investment operations	$(1.53)	$0.08

Less distributions:
Distributions from net investment income	$(0.09)	$—
Distributions from net realized capital gains	(0.26)	—

Total distributions	$(0.35)	$—

Net asset value, end of period	$8.20	$10.08

Total investment return(c), (d)	(15.66)%	0.80%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$8,629	$10,079
Ratio of expenses to average net assets
Before waiver/reimbursement(e)	4.70%	5.34%
After waiver/reimbursement(e)	1.00%	1.00%
Ratio of net investment income to average net assets:
Before waiver/reimbursement(e)	(3.84)%	(5.14)%
After waiver/reimbursement(e)	(0.14)%	(0.80)%
Portfolio turnover rate(c)	38%	15%

(a)	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.
(b)	Per share amount is based on average shares outstanding.
(c)	Not annualized for periods less than a year.
(d)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
(e)	Annualized for periods less than one year.

Other Service Providers
Investment Adviser
Polar Capital LLP
16 Palace Street
London, SW1E 5JD
United Kingdom
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606-4301
Legal Counsel
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199
Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call (800) 806‑1112 (toll free) or (312) 557‑3164

DATUM ONE SERIES TRUST
Polar Capital Emerging Market Stars Fund
The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. In the Fund’s annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. The SAI is incorporated by reference into this prospectus, which means it is a part of this prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 806‑1112 (toll free) or (312) 557‑3164. The Fund’s SAI and annual and semi-annual report are available at: www.polarcapitalfunds.com.
You may access reports and other information about the Fund on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e‑mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811‑23556.